UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2011

SAVIENT PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-15313	13-3033811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tower Center East Brunswick, NJ	08816
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732)-418-9300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 31, 2011, Savient Pharmaceuticals, Inc. (“Savient”) entered into an underwriting agreement (the “Underwriting Agreement”) with the underwriters listed therein (the “Underwriters”), for which J.P. Morgan Securities LLC is acting as representative, to issue and sell $200 million aggregate principal amount of 4.75% Convertible Senior Notes due 2018 (the “Notes”) in a public offering pursuant to a Registration Statement on Form S-3 (File No. 333-171961) (the “Registration Statement”) and a related prospectus filed with the Securities and Exchange Commission. In addition, Savient has granted the Underwriters an option exercisable for 30 days from the date of the Underwriting Agreement to purchase, at the public offering price less underwriting discounts and commissions, up to an additional $30 million aggregate principal amount of Notes, solely to cover over-allotments. Savient estimates that the net proceeds from the offering will be approximately $193.4 million, or approximately $222.5 million if the Underwriters exercises their over-allotment option in full, in each case, after deducting underwriting discounts and estimated offering expenses. The Notes are to be issued pursuant to an indenture to be entered into between Savient and U.S. Bank National Association, as trustee. The above description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

On February 1, 2011, Savient announced the pricing of the Notes. The full text of the press release issued in connection with the announcement is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Savient, has issued an opinion with respect to the Notes and the shares of Savient’s common stock issuable upon conversion thereof pursuant to the Underwriting Agreement and the Registration Statement. A copy of such opinion, including the consent included therein, is attached to this Current Report on Form 8-K as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2011	SAVIENT PHARMACEUTICALS, INC.

	By:	/s/ Philip K. Yachmetz
Philip K. Yachmetz
SVP, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1)

99.1	Underwriting Agreement, dated January 31, 2011, among Savient Pharmaceuticals, Inc. and the Underwriters listed therein

99.2	Press release of Savient Pharmaceuticals, Inc., dated February 1, 2011